UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2009

OCLARO, INC.
(Exact name of Registrant as specified in its charter)

000-30684
(Commission file number)

Delaware	20-1303994
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)
2584 Junction Avenue, San Jose, California 95134
(Address of principal executive offices, zip code)
(408) 383-1400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Amendment No. 2 contains additional financial information related to our merger with Avanex Corporation (the “Merger”), which we completed on April 27, 2009. We are filing this financial information solely for purposes of incorporation by reference into our Registration Statement on Form S-3 (Registration No. 333-145665) (the “Registration Statement”), in connection with the proposed public offering of our common stock (the “Offering”) contemplated by the preliminary prospectus supplement we filed on April 29, 2010.
Item 2.01 Completion of Acquisition or Disposition of Assets.
On May 1, 2009, we filed a Current Report on Form 8-K (the “Report”) reporting the completion of the Merger. On May 7, 2009 we filed Amendment No. 1 to the Report to provide the historical audited and unaudited financial information of Avanex Corporation (“Avanex”) and unaudited pro forma financial information that was required to be filed under Item 9.01 of Form 8-K in connection with the completion of the Merger. We are now filing this Amendment No. 2 to the Report to provide additional historical unaudited financial information of Avanex and unaudited pro forma financial information that is required to be filed under Item 9.01 of Form 8-K, and incorporated by reference into the prospectus supplement relating to the Offering.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
(1)	Unaudited condensed consolidated financial statements of Avanex, including the unaudited condensed consolidated statements of operations and cash flows of Avanex for the nine months ended March 31, 2009 and March 31, 2008, and the notes related thereto, are hereby incorporated by reference to Exhibit 99.1 hereto.
(b) Pro Forma Financial Information
Unaudited pro forma condensed combined financial statements describing the pro forma effects of the business combination on the Company’s unaudited statement of operations for the fiscal year ended June 27, 2009 are hereby incorporated by reference to Exhibit 99.2 hereto.
(d) Exhibits

Number	Description
99.1
Unaudited condensed consolidated financial statements of Avanex, including the unaudited condensed consolidated statements of operations and cash flows of Avanex for the nine months ended March 31, 2009 and March 31, 2008, and the notes related thereto.

99.2
Unaudited pro forma condensed combined financial statements describing the pro forma effects of the business combination on the Company’s unaudited statement of operations for the fiscal year ended June 27, 2009.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCLARO, INC.
Date: April 30, 2010	By:	/s/ Jerry Turin
Jerry Turin
Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description
99.1
Unaudited condensed consolidated financial statements of Avanex, including the unaudited condensed consolidated statements of operations and cash flows of Avanex for the nine months ended March 31, 2009 and March 31, 2008, and the notes related thereto.

99.2
Unaudited pro forma condensed combined financial statements describing the pro forma effects of the business combination on the Company’s unaudited statement of operations for the fiscal year ended June 27, 2009.